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                              Janus Adviser Series
                        Janus Adviser Foreign Stock Fund

                         Supplement dated July 21, 2006
           to Currently Effective Statement of Additional Information

Effective at the close of the New York Stock Exchange on July 21, 2006, Janus Adviser Foreign Stock Fund is liquidated and therefore no longer available for purchase. All references to the Fund within the Statement of Additional Information are hereby deleted.